SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 16, 2007

GEORESOURCES, INC.

(Exact name of registrant as specified in its charter)

COLORADO	0-8041	84-0505444

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

110 Cypress Station Drive, Suite 220

Houston, Texas 77090

(Address of principal executive offices) (Zip Code)

(281) 537-9920

Registrant’s telephone number, including area code

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     ___Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     ___Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     ___Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     ___Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Section 1 – Registrant’s Business and Operations

Item 1.01 – Entry into a Material Definitive Agreement

Section 3 – Securities and Trading Markets

Item 3.02 – Unregistered Sales of Equity Securities

Section 9.01 – Financial Statements and Exhibits

Signature
Exhibit Index

Exhibit Description 10.17 – Form of Subscription Agreement
10.18 – Form of Registration Rights Agreement

SECTION 1– REGISTRANT’S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On July 16, 2007, GeoResources, Inc. (the “Registrant”) entered into definitive subscription agreements (each a “Subscription Agreement” and the form of is attached hereto as Exhibit 10.17) with three persons: Christopher W. Hunt, a director of the Registrant, who purchased 35,000 shares of common stock, the Steven R. Weisberg Revocable Trust u/a/d April 16, 1992 who purchased 15,000 shares of common stock and the Jay F. Joliat Revocable Living Trust, of which Jay F. Joliat, a director of the Registrant is trustee, who purchased 50,000 shares of common stock pursuant to which the Registrant sold an aggregate of 100,000 shares of its restricted common stock at a price of $7.19 per share for aggregate gross proceeds of $719,000.

Additionally, on July 16, 2007, the Registrant acquired working interests in oil and gas properties valued at approximately $1.0 million in exchange for approximately $856,000 in cash and 30,406 shares of its restricted common stock, based upon a price of $7.19 per share, from Francis M. Mury, an Executive Vice President and the Chief Operating Officer – Southern Division of the Registrant, Howard E. Ehler, a Vice President and the Chief Financial Officer of the Registrant, Robert J. Anderson, the Vice President, Business Development, Acquisitions and Divestitures, and Steven C. Collins, Troy B. Thibodeaux, Christopher C. Cottrell, Timothy D. Merrifield, employees of the Registrant .  Mr. Mury acquired 10,906 shares of restricted common stock, Mr. Ehler acquired 6,500 shares of restricted common stock, Mr. Anderson acquired 2,000 shares of restricted common stock, Mr. Collins acquired 4,000 shares of restricted common stock, and Mr. Thibodeaux acquired 7,000 shares of restricted common stock in addition to cash that each of them received, and each stock purchaser executed a Subscription Agreement.  Mr. Cottrell and Mr. Merrifield exchanged their working interests solely for cash.

Pursuant to the terms of the Subscription Agreements, the Registrant and the purchasers entered into a Registration Rights Agreement (the “Registration Rights Agreement” and the form of is attached hereto as Exhibit 10.18), under which the Registrant has agreed, at its expense, to file with the Securities and Exchange Commission, by August 16, 2007, a registration statement covering the shares of restricted common stock purchased by such persons on July 16, 2007.

The Registrant relied upon the exemption from registration provided by Section 4(2) of the Securities Act and Rule 505 promulgated thereunder for the issuance of restricted common stock in exchange for cash and for certain working interests.  Each of the persons purchasing the restricted common stock made representations in their Subscription Agreement concerning their investment sophistication and knowledge of the Registrant’s business operations and financial condition.

SECTION 3 – SECURITIES AND TRADING MARKETS

ITEM 3.02 – UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 1.01 above.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(a)

Financial Statements of businesses acquired:

Not applicable.

(b)

Pro Forma financial information:

Not applicable.

(c)

Exhibits:

Exhibit No.	Description
10.17	Form of Subscription Agreement
10.18	Form of Registration Rights Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GEORESOURCES, INC.

/s/ Frank A. Lodzinski

By: Frank A. Lodzinski, President

Date: July 20, 2007

Exhibit Index

Exhibit No.	Description
10.17	Form of Subscription Agreement
10.18	Form of Registration Rights Agreement